EXHIBIT 99.1

     Investor Presentation  December 2020                                                                                                                                                                                                                                                                                                                                                                        Investor Presentation  August 2021  Driving Value to Dermatology Partners  Matching Patients with Clinics

 Safe Harbor Statement  This presentation includes "forward-looking statements" within the meaning of the Securities Litigation Reform Act of 1995. These statements include but are not limited to the Company’s plans, objectives, expectations and intentions and may contain words such as “will,” “may,” “seeks,” and “expects,” that suggest future events or trends. These statements, the Company’s ability to migrate customers from the Pharos system to XTRAC and to execute new service agreements to at least portions of the Pharos user base, to generate the growth in its core business, including transitioning capital equipment purchasers into recurring revenue users, to integrate the Pharos service business into the Company’s field service offering, the Company’s ability to develop social media marketing campaigns, and the Company’s ability to build a leading franchise in dermatology, are based on the Company’s current expectations and are inherently subject to significant uncertainties and changes in circumstances. Actual results may differ materially from the Company’s expectations due to financial, economic, business, competitive, market, regulatory, adverse market conditions or supply chain interruptions resulting from the coronavirus and political factors or conditions affecting the Company and the medical device industry in general, future responses to and effects of COVID-19 pandemic and its variants including the distribution and effectiveness of the COVID-19 vaccines, as well as more specific risks and uncertainties set forth in the Company’s SEC reports on Forms 10-Q and 10-K. Given such uncertainties, any or all these forward-looking statements may prove to be incorrect or unreliable. The statements in this presentation are made as of the date of this presentation, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this presentation. The Company urges investors to carefully review its SEC disclosures available at www.sec.gov and www.strataskinsciences.com.   2

STRATA
SKIN SCIENCES

Large Market Opportunity

- 31 Million lives in the U.S.: $6 Billion annual revenue[1]
- XTRAC is the market leader in excimer laser therapy
- Reimbursement: 3 unique CPT codes
- Q3 Acquisition of the U.S. Pharos dermatology business of Ra Medical – Positions Company as predominant provider of excimer laser treatments

Unique and Proven Business Model

- Providing "business in a box" for dermatology practices
- Growing Install base: low hanging fruit
- Driving domestic + OUS recurring revenue model

A Win-Win-Win Company

- For patients: safest, most effective treatment, no side effects
- For clinics: stable increased revenue base
- For payers: the least expensive treatment available

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     Acquired the U.S. Pharos Dermatology Business of Ra Medical Systems  4        Provides STRATA with the opportunity to market its full business solution to Ra Medical’s existing customer base of 400 dermatology practices  Delivers added long-term recurring revenue growth potential and prospective customer base  Positions STRATA as the predominant provider of excimer laser treatments in the U.S.

     Large Unmet Need in Common and Chronic Dermatologic Conditions  5  ATOPIC DERMATITIS     PSORIASIS    VITILIGO    PSORIASIS: Autoimmune disease that causes the skin to regenerate faster than normal; characterized by red, itchy scaly patches (65% Mild; 25% Moderate; 10% Severe)~8 Million patients in the U.S.3 VITILIGO: Autoimmune condition due to a loss of melanocytes, characterized by patches of skin losing its pigment~5 Million patients in the U.S.4 ATOPIC DERMATITIS: Inflammatory condition characterized by red and itchy skin that flares-up periodically~18 Million patients in the U.S.5

   Treatment Options Addressing Chronic Dermatologic Conditions6  6      XTRAC  NB-UVB*  Topical Steroids  Non-biologic Systemics   Biologics   Approximate Costs ($)  Cost competitive  1K-3K  3K-9K  1K -7K  1K  32K-68K  Clinical Impact  Better clinical outcomes (PASI%75)   92%  71%  75%  48%  50-70%  Speed of Onset (in weeks)  Very fast rate of response  5  10  3  14  12  Days of Actual Care  Least days of actual care  18  80  294  52  12-65  Remission  Remission without maintenance  2.5 months  Continued withmaintenance  Continued withmaintenance  Continued withmaintenance  Continued withmaintenance  Adverse Events  Least significant side effects  MildTemp  MildTemp  Mild-ModTemp-Lasting  Mild-SevereTemp-Lasting  Mild-SevereTemp-Lasting    *Narrow band UVB Light Therapy  Source: "Therapies for Psoriasis: Clinical and Economic Comparisons" in the November 2020 issue of the Journal of Drugs in Dermatology.

 XTRAC: A True Partnership – A Complete Business Solution  7  Clinical Support  Reimbursement Support  Call Center Support  Field Service Support  Consumables and Parts  Laser Upgrades  Co-pay Assistance  DTC Marketing

     Excimer Laser Technology for Dermatology Indications  8  #1 Targeted Laser Therapy Prescribed by Dermatologists     FDA approved + established CPT codes150+ Peer-reviewed clinical studies2000+ device installed base, WW20+ million treatments performed WW  Best-in-class Excimer TREATMENT

           Key Priority: Driving Commercial Execution  9  Increase investment in DTC marketing  Re-engage with high-volume accounts  Target current, non-revenue partners  Increase marketing to drive awareness among derms  Historical trends show positive correlation between increased DTC investment and revenue growth  High-volume accounts in Q2 ‘21 represented ~22% of total accounts and ~51% of recurring revenues  Non-revenue generating partners in Q2 ‘21 represented ~17% of U.S. Installed base   Increasing clinical data to support all indications and reinforce safety, efficacy, and cost benefit to patients and clinics

      10  After 4 tx  After 2 tx  Baseline   Clinical Protocol – 6.2 treatments to PASI 75  Beam of UVB light applied to the affected area  PASI - A 75% reduction in the Psoriasis Area and Severity Index (PASI) score (PASI 75) is the current benchmark of primary endpoints for most clinical trials of psoriasis  XTRAC: The treatment for Psoriasis  Promotes immunosuppression   UVB light induces apoptosis of the keratinocytes and T cells in the dermis  Induces alterations in cytokine profile  XTRAC: Psoriasis

      XTRAC: Vitiligo  11  Beam of UVB light applied to the affected area  XTRAC: The solution for Vitiligo  Results in re-pigmentation  UVB light reduces the immune system’s attack on the melanocytes  Simple, safe, effective + long-lastingExcimer laser  Baseline   After 18 tx  After 29 tx

Domestic XTRAC Revenue Funnel



DTC ADVERTISING
IN-HOUSE CALL CENTER
INSURANCE ADVOCACY
VERIFY APPOINTMENT
Prescription of Treatment
VERIFY XTRAC TREATMENT
REOCCURRENCE
INTEREST CREATION
ASSIGNING A DOCTOR
PARTNER PATIENT APPOINTMENT
TREATMENT
WIN-WIN-WIN
DOCTOR + PATIENT + PAYER

1. **DTC** expands **Patient Leads**
2. **Patient Leads** turn into **Appointments** and create a halo effect in clinics
3. **Appointments** drive **revenue**
   - ✓ XTRAC partners and partner clinics
   - ✓ STRATA

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   Growing Installed Base Leads to Recurring Revenue Model  13  01/01/18    +92  -99  -7 net  Systems   12/31/18  1/01/19  12/31/19    +160  -76   +84 net  Systems   12/31/20  01/01/20    +106  -76  +30 net  Systems     Average Revenue/System   $7,055  $7,571  $5,145    Expand Installed Base +Remove Underperforming Systems  Utilization  Recurring Revenue     Q2 2021 Added 18 Systems and averaged $6,133 per system

     Domestic Installed Base Growth Drivers     832  1,962  251*    XTRAC Partners  Group Clinics  As of 12/31/20  As of 12/31/19    1,962 clinics owned by 49 roll-up groups at 12/30/2020251 (13%) of which are XTRAC partners at 12/30/2020Signed strategic expansion agreements with major groupsIncreased from 251 at 12/30/2020 to 299 at 6/30/2021  Expansion into group clinic roll ups  300-400 clinics own Excimer lasers Conversion to XTRAC partnership leads to immediate revenue15 Comebacks in 2018 (4 in 2017)19 Comebacks in 201923 Comebacks in 202018 Comebacks YTD 2021  Comebacks  14  * Combination of new XTRAC placements and Clinic acquisitions  820  1,673  221*  746  1,200   86*  As of 12/31/18  XTRAC Growth in Groups

   Domestic Market: Installed Base – Sales and Service Engine  Overview848 Partner XTRAC Clinics160+ Sold XTRAC4 Regions30 Sales Territories2 National Account Managers15 Field Service TechsIn-House Call Center to Qualify LeadsOnly One Competitor in U.S.  15  Territories color coded

International Market: Installed Base



Strategic Growth Targets

- Current Markets: China, Japan, Saudi Arabia, S. Korea
- Insurance covered in most markets
- Usage/device higher than domestic market
- 1,300 OUS devices sold and in service
- Placement recurring revenue model agreements:
  - Executed for South Korea (July 2019)
  - Executed for Japan (October 2020)
  - Executed for China (January 2021)
- 41 International partner XTRAC clinics (up from 10 in 2019)

STRATA
SKIN SCIENCES

16

 Partner Academic Institutions  17

Sample Studies from 150+ Clinical Studies

Multicenter Psoriasis Study[7]

124 patients were enrolled and 80 completed the protocol. 72% achieved at least **75% clearing in an average of 6.2 treatments**. 84% of patients reached improvement of 75% or better after 10 or fewer treatments. 50% of patients reached improvement of 90% or better after 10 or fewer treatments. Common side effects included erythema, blisters, hyperpigmentation, and erosions, but were well tolerated.

Vitiligo Study[8]

Out of 221 vitiligo patches treated, 50.6% showed 75% pigmentation or more, 25.5% achieved 100% pigmentation of their patches, and 64.3% showed 50% pigmentation or more. Lesions on the face responded better than lesions elsewhere. **Conclusion:** The 308-nm xenon chloride excimer laser is an effective and safe modality for the treatment of vitiligo, with good results achieved in a relatively short duration of time.

Scalp Study[9]

All patients improved. 17/35 (49%) of **patients cleared >95%** (mean: 21 treatments; range: 6-52) and 16/35 (45%) cleared 50-95%. **Conclusion** - The excimer laser is a successful approach to treatment of psoriasis of the scalp, being a simple treatment that can be performed in a short period of time and which has a high rate of effectiveness.

Pediatric Study[10]

4 children with a mean age of 11.0 years and 12 adults with a mean age of 48.8 years completed the protocol. Both the children and the adult groups yielded a significant decrease in psoriatic severity scores of their respective target lesions. The **children's group had a greater reduction (91.3% reduction)** as compared to the adult treatment group (61.6% reduction).

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 Financial Metrics  19  * Total recurring revenue over total installed base** Company estimates not provided  Unaudited quarterly results  * See press release dated August 16, 2021 for definitions of non-GAAP measures

 STRATA Key Investment Takeaways  20        Differentiated Therapy providing a Win-Win-Win for Patients + Clinics + Payers  Addressing a Large Unmet Need + Growing Market +Platform for inorganic growth  Proven Business Model to Expand + Achieve Sustainable Growth

     Investor Presentation  December 2020                                                                                                                                                                                                                                                                                                                                                                        Thank You

     Investor Presentation  December 2020                                                                                                                                                                                                                                                                                                                                                                        Appendix

Footnotes

1. **Company estimates**
2. **Historical phototherapy utilization.** Trend in phototherapy utilization among *Medicare* beneficiaries by billing code across all providers, 2000 to 2015. *HCPCS*, *Healthcare Common Procedure Coding System*; *PUVA*, *psoralen* plus ultraviolet A; *UVB*, ultraviolet B
3. **National Eczema Association**
4. **The Vitiligo Foundation**
5. **National Psoriasis Foundation**
6. **"Therapies for Psoriasis: Clinical and Economic Comparisons"** in the November 2020 issue of the *Journal of Drugs in Dermatology*
7. **Multicenter Psoriasis Study** - *Feldman SR, Mellen BG, Housman TS, Fitzpatrick RE, Geronemus RG, Friedman PM, Vasily DB, Morison WL. Efficacy of the 308-nm excimer laser for treatment of psoriasis: Results of a multicenter study. J Am Acad of Dermatol; vol. 46, no. 6, June 2002, pp. 900-906*
8. **Vitiligo Study** - *Suhail Hadi, Patricia Tinio, Khalid Al-Ghaithi, Haitham Al-Qari, Mohammad Al-Helalat, Mark Lebwohl, and James Spencer. Photomedicine and Laser Surgery. Treatment of Vitiligo Using the 308-nm Excimer Laser. Jun 2006.ahead of printhttp://doi.org/10.1089/pho.2006.24.354*
9. **Scalp Study** - *Morison WL, Atkinson DF and Werthman L. Effective treatment of scalp psoriasis using the excimer (308nm) laser. Photodermatol Photoimmunol Photomed 2006; 22: 181-183*
10. **Pediatric Study** - *Pahlajani N, Katz BJ, Lonzano AM, Murphy F and Gottlieb A. Comparison of the Efficacy and Safety of the 308nm Excimer laser for the Treatment of Localized Psoriasis in Adults and in Children: A Pilot Study. Pediatric Dermatology Vol. 22 No. 2, March/April 2005, pp. 161-165*

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